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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                                 October 1, 2003
              ---------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  GARTNER, INC
           ---------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                       1-14443                 04-3099750
-------------------------------    -------------------   -----------------------
 (State or Other Jurisdiction     (Commission File No.)     (IRS Employer
     of Incorporation)                                     Identification No.)



                                 P.O. Box 10212
                               56 Top Gallant Road
                             Stamford, CT 06902-7747
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          (Address of Principal Executive Offices, Including Zip Code)


                                 (203) 316-1111
           ---------------------------------------------------------
               (Registrant's telephone number, including area code)




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ITEM 5. OTHER EVENTS

     On October 1, 2003, Gartner, Inc. issued a press release announcing the appointments of Maureen O'Connell as president and chief operating officer and Chris Lafond as executive vice president and chief financial officer. A copy of such press release is included herein as Exhibit 99.1.

     The press release is incorporated herein by reference into this Item 5.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT NO.   DESCRIPTION
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99.1          Press Release issued October 1, 2003, announcing the
              appointments of Maureen O'Connell as president and chief operating officer and Chris Lafond as executive vice president and chief financial officer.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GARTNER, Inc.

Date: October 1, 2003                  By: /s/ Michael D. Fleisher
                                           -------------------------------------
                                           Michael D. Fleisher
                                           Chief Executive Officer




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                                  EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION
-----------  -------------------------------------------------------------------
99.1 Press   Release issued October 1, 2003, announcing the appointments of
             Maureen O'Connell as president and chief operating officer and Chris Lafond as executive vice president and chief financial officer.